UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : January 26, 2004

     MERRILL LYNCH MORTGAGE INVESTORS, INC. (as depositor under a Pooling and Servicing Agreement, dated as of December 1, 2003, providing for, inter alia, the issuance of Specialty Underwriting and Residential Finance Trust Mortgage Loan Asset-Backed Certificates, Series 2003-BC4)

                    MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-106175-10             13-5674085
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

World Financial Center North Tower
250 Vesey Street, 10th Floor
New York, New York                                             10281-1310
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)449-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of December 1, 2003 among Merrill Lynch Mortgage Investors, Inc., as depositor, Litton Loan Servicing, LLP, as servicer, and JPMorgan Chase Bank, as trustee.

    On January 26, 2004 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on January 26, 2004 is filed as
               Exhibit 99.1 hereto.

MERRILL LYNCH MORTGAGE INVESTORS,  INC.
SPECIALTY UNDERWRITING AND RESIDENTIAL FINANCE TRUST
MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-BC4
--------------------------------------------------------


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by thep undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  January 27, 2004              By:   /s/  Mary R. Fonti
                                        ---------------------------------------
                                         Mary Fonti
                                         Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         January 26, 2004

                                  Exhibit 99.1


             Monthly Certificateholder Statement on January 26, 2004



                 Specialty Underwirting and Residential Finance Trust
                Mortgage Loan Asset-Backed Certificates, Series 2003-BC4
                                Statement to Certificate Holders
                                      January 26, 2004

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1     259,029,000.00    259,029,000.00    1,597,714.24     294,141.82     1,891,856.06      0.00      0.00      257,431,285.76
A2      36,324,000.00     36,324,000.00       33,512.88      40,965.40        74,478.28      0.00      0.00       36,290,487.12
A3A     20,697,000.00     20,697,000.00       63,655.63      21,248.92        84,904.55      0.00      0.00       20,633,344.37
A3B     34,575,000.00     34,575,000.00            0.00     137,954.25       137,954.25      0.00      0.00       34,575,000.00
M1      27,625,000.00     27,625,000.00            0.00      36,956.11        36,956.11      0.00      0.00       27,625,000.00
M2      22,313,000.00     22,313,000.00            0.00      44,948.30        44,948.30      0.00      0.00       22,313,000.00
M3       6,375,000.00      6,375,000.00            0.00      13,734.58        13,734.58      0.00      0.00        6,375,000.00
B1       6,375,000.00      6,375,000.00            0.00      14,974.17        14,974.17      0.00      0.00        6,375,000.00
B2       5,950,000.00      5,950,000.00            0.00      16,752.56        16,752.56      0.00      0.00        5,950,000.00
B3       5,737,000.00      5,737,000.00            0.00      18,383.90        18,383.90      0.00      0.00        5,737,000.00
R              100.00            100.00          100.00         174.01           274.01      0.00      0.00                0.00
P                0.00              0.00            0.00      14,806.39        14,806.39      0.00      0.00                0.00
C                0.00              0.00            0.00   1,738,743.35     1,738,743.35      0.00      0.00                0.00
TOTALS 425,000,100.00    425,000,100.00    1,694,982.75   2,393,783.76     4,088,766.51      0.00      0.00      423,305,117.25

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1       84751PBR9     1,000.00000000      6.16809021      1.13555556       7.30364577      993.83190979      A1     1.460000 %
A2       84751PBG3     1,000.00000000      0.92260984      1.12777778       2.05038762      999.07739016      A2     1.450000 %
A3A      84751PBH1     1,000.00000000      3.07559695      1.02666667       4.10226361      996.92440305      A3A    1.320000 %
A3B      84751PBJ7     1,000.00000000      0.00000000      3.99000000       3.99000000    1,000.00000000      A3B    4.788000 %
M1       84751PBK4     1,000.00000000      0.00000000      1.33777774       1.33777774    1,000.00000000      M1     1.720000 %
M2       84751PBL2     1,000.00000000      0.00000000      2.01444449       2.01444449    1,000.00000000      M2     2.590000 %
M3       84751PBM0     1,000.00000000      0.00000000      2.15444392       2.15444392    1,000.00000000      M3     2.770000 %
B1       84751PBN8     1,000.00000000      0.00000000      2.34888941       2.34888941    1,000.00000000      B1     3.020000 %
B2       84751PBP3     1,000.00000000      0.00000000      2.81555630       2.81555630    1,000.00000000      B2     3.620000 %
B3       84751PBQ1     1,000.00000000      0.00000000      3.20444483       3.20444483    1,000.00000000      B3     4.120000 %
R        84751PBU2     1,000.00000000  1,000.00000000  1,740.10000000   2,740.10000000        0.00000000      R      1.460000 %
TOTALS                 1,000.00000000      3.98819377      5.63243105       9.62062482      996.01180623
--------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930


Section 4.05(a)(i)        Scheduled Principal                                                                       351,648.04
                          Principal Prepayments                                                                   1,343,334.71
                          Group 1 Repurchased Principal                                                                   0.00
                          Group 2 Repurchased Principal                                                                   0.00
                          Group 3 Repurchased Principal                                                                   0.00
                          Extra Principal Distribution Amount                                                             0.00
                          Prepayment Penalties                                                                       14,806.39

Section 4.05(a)(v)        Total Beginning Number of Loans                                                                2,751
                          Total Beginning Collateral Balance                                                    425,001,272.54
                          Total Ending Number of Loans                                                                   2,741
                          Total Ending Collateral Balance                                                       423,306,289.79

Section 4.05(a)(v)        Group 1 Beginning Number of Loans                                                              2,170
                          Group 1 Beginning Collateral Balance                                                  313,975,123.51
                          Group 1 Ending Number of Loans                                                                 2,160
                          Group 1 Ending Collateral Balance                                                     312,377,309.27

Section 4.05(a)(v)        Group 2 Beginning Number of Loans                                                                123
                          Group 2 Beginning Collateral Balance                                                   44,029,093.24
                          Group 2 Ending Number of Loans                                                                   123
                          Group 2 Ending Collateral Balance                                                      43,995,580.36

Section 4.05(a)(v)        Group 3 Beginning Number of Loans                                                                458
                          Group 3 Beginning Collateral Balance                                                   66,997,055.79
                          Group 3 Ending Number of Loans                                                                   458
                          Group 3 Ending Collateral Balance                                                      66,933,400.16

Section 4.05(a)           O/C Amount                                                                                  1,172.54
                          Targeted O/C Amount                                                                             0.00
                          O/C Deficiency Amount                                                                           0.00
                          O/C Release Amount                                                                              0.00
                          Monthly Excess Interest                                                                 1,738,917.24
                          Monthly Excess Cash Flow Amount                                                         1,738,917.24
                          Monthly Excess Cash Flow Portion Paid to Class R                                              173.89

Section 4.05(a)(vi)       Servicing Fee                                                                             177,083.89

Section 4.05(a)(viii)     Current Advances                                                                                0.00

Section 4.05(a)(ix)       Cumulative Realized Loss Amount                                                                 0.00

                          Cumulative Class M1 Applied Realized Loss Amount                                                0.00
                          Cumulative Class M2 Applied Realized Loss Amount                                                0.00
                          Cumulative Class M3 Applied Realized Loss Amount                                                0.00
                          Cumulative Class B1 Applied Realized Loss Amount                                                0.00
                          Cumulative Class B2 Applied Realized Loss Amount                                                0.00
                          Cumulative Class B3 Applied Realized Loss Amount                                                0.00

Section 4.05(a)(x)        Current Realized Loss Amount                                                                    0.00
                          Current Class M1 Applied Realized Loss Amount                                                   0.00
                          Current Class M2 Applied Realized Loss Amount                                                   0.00
                          Current Class M3 Applied Realized Loss Amount                                                   0.00
                          Current Class B1 Applied Realized Loss Amount                                                   0.00
                          Current Class B2 Applied Realized Loss Amount                                                   0.00
                          Current Class B3 Applied Realized Loss Amount                                                   0.00

Section 4.05(a)(xi)                                                   Loans Delinquent
                                                 Group 1
                                                                                           Principal
                                                Category               Number               Balance               Percentage
                                                1 Month                         43            5,438,969.98                  1.74 %
                                                2 Month                          5              815,624.59                  0.26 %
                                                3 Month                          0                    0.00                  0.00 %
                                                Total                       48                6,254,594.57                  2.00 %
                                                 Group 2
                                                                                           Principal
                                                Category               Number               Balance               Percentage
                                                1 Month                          3            1,058,607.09                  2.41 %
                                                2 Month                          0                    0.00                  0.00 %
                                                3 Month                          0                    0.00                  0.00 %
                                                Total                        3                1,058,607.09                  2.41 %
                                                 Group 3
                                                                                           Principal
                                                Category               Number               Balance               Percentage
                                                1 Month                         12            1,822,332.26                  2.72 %
                                                2 Month                          0                    0.00                  0.00 %
                                                3 Month                          0                    0.00                  0.00 %
                                                 Total                          12            1,822,332.26                  2.72 %

                                                Please Note: Delinquency Figures Include Bankruptcies and Foreclosures

Section 4.05(a)(xi)                                                   Loans in Foreclosure
                                                 Group 1
                                                                       Principal
                                                 Number                Balance               Percentage
                                                           0                     0.00                 0.00 %
                                                 Group 2
                                                                       Principal
                                                 Number                Balance               Percentage
                                                           0                     0.00                 0.00 %
                                                 Group 3
                                                                       Principal
                                                 Number                Balance               Percentage
                                                           0                     0.00                 0.00 %

Section 4.05(a)(xi)                                                   Loans in Bankruptcy
                                                 Group 1
                                                                       Principal
                                                 Number                Balance               Percentage
                                                           0                     0.00                 0.00 %
                                                 Group 2
                                                                       Principal
                                                 Number                Balance               Percentage
                                                           0                     0.00                 0.00 %
                                                 Group 3
                                                                       Principal
                                                 Number                Balance               Percentage
                                                           0                     0.00                 0.00 %

Section 4.05(a)(xiii)                                                 Loans in REO
                                                 Group 1
                                                                       Principal
                                                 Number                Balance               Percentage
                                                           0                     0.00                 0.00 %
                                                 Group 2
                                                                       Principal
                                                 Number                Balance               Percentage
                                                           0                     0.00                 0.00 %
                                                 Group 3
                                                                       Principal
                                                 Number                Balance               Percentage
                                                           0                     0.00                 0.00 %

Section 4.05(a)(xv)       Has the Step Down Trigger Occurred?                                                                  NO

                          Rolling 3 Month Prior Delinquency Percentage                                                        N/A

                          Cumulative Realized Losses as a Percentage of Original Collateral Balance                      0.0000 %

Section 4.05(a)(xvi)      Class A1 Interest Carryforward Amount                                                              0.00
                          Class A2 Interest Carryforward Amount                                                              0.00
                          Class A3A Interest Carryforward Amount                                                             0.00
                          Class M3B Interest Carryforward Amount                                                             0.00
                          Class M1 Interest Carryforward Amount                                                              0.00
                          Class M2 Interest Carryforward Amount                                                              0.00
                          Class M3 Interest Carryforward Amount                                                              0.00
                          Class B1 Interest Carryforward Amount                                                              0.00
                          Class B2 Interest Carryforward Amount                                                              0.00
                          Class B3 Interest Carryforward Amount                                                              0.00
                          Class R Interest Carryforward Amount                                                               0.00

Section 4.05(a)(xvii)     Class A1 Interest Carryover Amount Paid                                                            0.00
                          Class A2 Interest Carryover Amount Paid                                                            0.00
                          Class M1 Interest Carryover Amount Paid                                                            0.00
                          Class M2 Interest Carryover Amount Paid                                                            0.00
                          Class M3 Interest Carryover Amount Paid                                                            0.00
                          Class B1 Interest Carryover Amount Paid                                                            0.00
                          Class B2 Interest Carryover Amount Paid                                                            0.00
                          Class B3 Interest Carryover Amount Paid                                                            0.00
                          Class R Interest Carryover Amount Paid                                                             0.00

Section 4.05(a)(xviii)    Repurchased Principal                                                                              0.00

Section 4.05(a)(xx)       Credit Risk Manager Fee Paid                                                                   5,312.52


Section 4.05(a)           Weighted Average Mortgage Rate for All Loans                                                   7.2321 %

                          Weighted Average Term to Maturity Group 1                                                           354
                          Weighted Average Term to Maturity Group 2                                                           356
                          Weighted Average Term to Maturity Group 3                                                           328

Section 4.05(a)           Total Class Interest Accrual Relief Act Reduction                                                  0.00
                          Class A1 Interest Accrual Relief Act Reduction                                                     0.00
                          Class A2 Interest Accrual Relief Act Reduction                                                     0.00
                          Class A3A Interest Accrual Relief Act Reduction                                                    0.00
                          Class A3B Interest Accrual Relief Act Reduction                                                    0.00
                          Class M1 Interest Accrual Relief Act Reduction                                                     0.00
                          Class M2 Interest Accrual Relief Act Reduction                                                     0.00
                          Class M3 Interest Accrual Relief Act Reduction                                                     0.00
                          Class B1 Interest Accrual Relief Act Reduction                                                     0.00
                          Class B2 Interest Accrual Relief Act Reduction                                                     0.00
                          Class B3 Interest Accrual Relief Act Reduction                                                     0.00
                          Class R Interest Accrual Relief Act Reduction                                                      0.00

Section 4.05(a)           Net Prepayment Interest Shortfalls                                                                 0.00
                          Class A1 Interest Accrual Prepayment Interest Shortfall Reduction                                  0.00
                          Class A2 Interest Accrual Prepayment Interest Shortfall Reduction                                  0.00
                          Class A3A Interest Accrual Prepayment Interest Shortfall Reduction                                 0.00
                          Class A3B Interest Accrual Prepayment Interest Shortfall Reduction                                 0.00
                          Class M1 Interest Accrual Prepayment Interest Shortfall Reduction                                  0.00
                          Class M2 Interest Accrual Prepayment Interest Shortfall Reduction                                  0.00
                          Class M3 Interest Accrual Prepayment Interest Shortfall Reduction                                  0.00
                          Class B1 Interest Accrual Prepayment Interest Shortfall Reduction                                  0.00
                          Class B2 Interest Accrual Prepayment Interest Shortfall Reduction                                  0.00
                          Class B3 Interest Accrual Prepayment Interest Shortfall Reduction                                  0.00
                          Class R Interest Accrual Prepayment Interest Shortfall Reduction                                   0.00


Section 4.05(a)           Class A1 Interest Carryover Amount                                                                 0.00
                          Class A1 Unpaid Interest Carryover Amount                                                          0.00

Section 4.05(a)           Class A2 Interest Carryover Amount                                                                 0.00
                          Class A2 Unpaid Interest Carryover Amount                                                          0.00

                          Class M1 Interest Carryover Amount                                                                 0.00
                          Class M1 Unpaid Interest Carryover Amount                                                          0.00

                          Class M2 Interest Carryover Amount                                                                 0.00
                          Class M3 Interest Carryover Amount                                                                 0.00
                          Class M2 Unpaid Interest Carryover Amount                                                          0.00
                          Class M3 Unpaid Interest Carryover Amount                                                          0.00


                          Class B1 Interest Carryover Amount                                                                 0.00
                          Class B1 Unpaid Interest Carryover Amount                                                          0.00

                          Class B2 Interest Carryover Amount                                                                 0.00
                          Class B2 Unpaid Interest Carryover Amount                                                          0.00

                          Class B3 Interest Carryover Amount                                                                 0.00
                          Class B3 Unpaid Interest Carryover Amount                                                          0.00

                          Class R Interest Carryover Amount                                                                  0.00
                          Class R Unpaid Interest Carryover Amount                                                           0.00

Section 4.05(a)           Available Funds                                                                            4,073,960.10
                          Interest Remittance Amount                                                                 2,378,977.35
                          Principal Remittance Amount                                                                1,694,982.75

Sec 4.06(ii) Class C Distributable Amount                                                                            1,738,743.35

Interest Earnings on Certificate Account Paid to Seller                                                                      0.00




                                                        Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.